QUALIVIAN FOCUS FUND ETF Ticker Symbol: QFF Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS June 28, 2026 https://qualivianetf.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated June 28, 2026 , as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://qualivianetf.com. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Qualivian Focus Fund ETF (the “Fund”) seeks to achieve long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.50%
1 Other Expenses are estimated for the current fiscal year.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$51	$160
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in equity securities of large- and mid-capitalization companies that Qualivian Investment Partners, the Fund’s sub-adviser, believes are high quality, growing businesses that are trading at reasonable valuations. The Sub-Adviser refers to these companies as “Quality Compounders.”
The Sub-Adviser defines Quality Compounders as companies that it believes (1) possess durable competitive advantages (e.g., cost leadership, network effects, differentiated product/service, customer stickiness, brand loyalty and recognition, patents and intellectual property), (2) are led by owner-oriented management teams with a history of intelligent capital allocation, (3) have high returns on capital, and (4) enjoy opportunities to reinvest excess capital at similar high returns. The Quality Compounders will, in the Sub-Adviser’s opinion, enjoy sustainable competitive moats (i.e., protections against competition) that generate significant free cash flow and have management teams with a history of successful capital allocation (e.g., strategically reinvesting capital back into the business through such things as capital expenditures in property, plant & equipment (PP&E), research and development (R&D), brand building, and acquisitions that generate returns in excess of their cost of capital). The Fund may, at times, have exposure to foreign companies through its investments in American Depositary Receipts (“ADRs”).
Investment Process
The Sub-Adviser’s investment strategy seeks to produce a consistent, repeatable process that focuses on extensive fundamental research, downside protection, and shareholder value creation. The Sub-Adviser has developed a proprietary methodology for selecting investments that blends both quantitative and qualitative analysis. The Sub-Adviser’s investment process has four stages:
•Stage 1: Idea Generation/Research/Valuation: Idea generation involves looking for investments that exhibit key traits of Quality Compounders and are valued below their intrinsic value (i.e., the value assigned to the company by the Sub-Adviser). The Sub-Adviser’s quantitative screening process, which considers various types of data, such as financial metrics, earnings, and market trends, is designed to narrow the Fund’s universe to a manageable number of companies to monitor and assess. The Sub-Adviser then thoroughly assesses each company in order to estimate a range of intrinsic values for each company, looking for the highest quality companies that are trading at a discount to their intrinsic values.
•Stage 2: Portfolio Construction: The portfolio construction process is based on bottom-up fundamental stock selection and a rigorous valuation analysis, selecting those stocks that the Sub-Adviser believes have the most attractive growth and return prospects and that are priced at an appropriate discount to the Sub-Adviser’s assessment of their long-term intrinsic value. The bottom-up fundamental stock selection process involves the Sub-Adviser analyzing a company’s financial statements, including its income statement, balance sheet, and cash flow statement to gauge its financial health. This review may include looking at one or more of the following financial metrics: a company’s earnings per share, price-to-earnings ratio, price-to- cash flows, earnings growth, and/or growth of cash flows. The Sub-Adviser attempts to balance the risk-reward of each stock position and to weight it accordingly. The Sub-Adviser believes that the primary purpose of portfolio construction is to manage the potential for permanent capital loss. Since the Sub-Adviser’s investment process seeks to avoid material portfolio impairment if any one judgment is wrong, the Sub-Adviser believes it is important to understand the degree to which the long-term economic drivers of the portfolio’s underlying companies are similar, so that the Sub-Adviser can seek to size the combined exposure appropriately. The Sub-Adviser seeks to allow the overall process to drive long-term results rather than being over-reliant on any one investment decision.
•Stage 3: Portfolio Management: The Sub-Adviser aims to continuously monitor and rebalance the Fund’s portfolio to target weights based on potential upside performance and overall sector and other risk exposures. The Sub-Adviser’s focus is on achieving what it believes is the best possible safe compounding of capital over a period of many years (i.e., targeted average holding period of 3-5 years) rather than managing short-term volatility of returns. Furthermore, the Sub-Adviser will apply a disciplined portfolio “pruning” process, adding a new position if it displaces a less attractive holding.
•Stage 4: Risk Management: The Sub-Adviser believes there is no substitute for considering both individual investments, and how they fit together in the Fund’s portfolio. In respect of individual securities, the Sub-Adviser believes that investing in Quality Compounders reduces chances of permanent capital loss given strong franchise characteristics. The Sub-Adviser determines an investment’s margin of safety based on its assessment of the combination of the quality of the underlying company and the discount from a conservative appraisal of intrinsic value offered by the price at which the stock is trading. Furthermore, the Fund will be subject to the following investment restrictions, measured at the time of purchase, in order to avoid concentrated factor exposures: (i) the net exposure of the Fund in a single issuer shall not exceed 12% of the Fund’s net asset value and (ii) the Fund’s exposure to any one sector will typically not exceed 30%-35% of the Fund’s net asset value.
General Portfolio Information
Following the four-stage investment process, the Sub-Adviser will select a focused portfolio of approximately 20-25 companies that the Sub-Adviser believes are Quality Compounders. These companies are selected because the Sub-Adviser believes they offer the potential for long-term compounding of capital. Position sizes will generally range between 2% and 12% while sector weightings in the Fund are driven by the Sub-Adviser’s outlook which means the Fund may at times be overweight some sectors while omitting other sectors. The specific sector allocations will likely be different over time as the economic and market environments change. The Fund is not managed relative to a particular securities index or securities benchmark. Rather, the Sub-Adviser makes investment decisions based on the results of its research processes.
The Sub-Adviser will consider selling or paring back a portfolio holding based on the following considerations: the investment thesis is no longer supported; the price exceeds the upper end of the estimated valuation range, set by the Sub-Adviser; to reduce outsized positions for risk management purposes; or if a relatively better investment opportunity is identified.

The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Large-Capitalization Companies Risk. Large-capitalization companies’ stocks may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Quality Stocks Risk. Stocks included in the Fund are deemed by the Sub-Adviser to be quality stocks, but there is no guarantee that the past performance of these stocks will continue. Companies that issue these stocks may experience a decline in value, as well as increased leverage, resulting in lower than expected or negative returns to Fund shareholders. Many factors can affect a stock’s quality and performance, and the impact of these factors on a stock or its price can be difficult to predict.
Value-Style Investing Risk. The Sub-Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Sub-Adviser believes are their true values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer. Value stocks can perform differently from the market as a whole and from other types of stocks. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that their valuations may fall or never rise.
Growth Stock Investment Risk. Growth-oriented common stocks may involve larger price swings and greater potential for loss than other types of investments. Growth stocks tend to trade at a premium when analyzed using traditional valuation metrics such as price-to-earnings ratio and price-to-book ratio. Due to this premium valuation, growth stocks tend to be more susceptible to big price swings. In bull markets, they tend to rise at a much faster pace than the overall market, and they tend to decline at a more rapid rate in bear markets.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Depositary Receipts Risk. The risks of investments in depositary receipts, including American Depositary Receipts (“ADRs”) are substantially similar to Foreign Investment Risk. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). This can result in increased costs to the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares. In addition, because securities held by the Fund may trade on foreign exchanges that are closed when its primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors and the performance of the Fund could be negatively impacted by events affecting such sectors.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s, Sub-Adviser’s, or portfolio managers’ success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Adviser, and the portfolio managers and the skill of the Adviser, Sub-Adviser, and/or portfolio managers in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-Adviser, or portfolio managers about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results. Absent unusual circumstances (e.g., the Adviser determines a different security has higher liquidity but offers a similar investment profile as a recommended security), the Adviser will generally follow the Sub-Adviser’s investment recommendations to buy, hold, and sell securities and financial instruments.
Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative analysis, and its processes could be adversely affected if erroneous or outdated data is utilized. The securities selected using quantitative analysis could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends. In addition, the investment analysis used in making investment decisions may not adequately consider certain factors, or may contain design flaws or faulty assumptions, any of which may result in a decline in the value of an investment in the Fund.

New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://qualivianetf.com.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Qualivian Investment Partners (the “Sub-Adviser”)
PORTFOLIO MANAGERS
Aamer Khan and Cyril Malak are the portfolio managers and the persons primarily responsible for the day-to-day management of the Fund. Messrs. Khan and Malak have served as portfolio managers of the Fund since inception.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.